EXHIBIT 10.2

May 31, 2019

Barnes & Noble, Inc.
122 Fifth Avenue
New York, New York 10011
Attention:  Brett Gelberg

Re:	Amendment of Credit Agreement Section 7.04
Ladies and Gentlemen:
Reference is hereby made to that certain Credit Agreement, dated as of August 3, 2015 (as amended by that certain First Amendment to Credit Agreement, dated as of September 30, 2016 and that certain Second Amendment to Credit Agreement, dated as of July 13, 2018, and as otherwise amended, restated, supplemented or modified from time to time, the “Credit Agreement”), among Barnes & Noble, Inc., as lead borrower (the “Lead Borrower”), the other borrowers from time to time party thereto (together with the Lead Borrower, the “Borrowers”), the financial institutions from time to time party thereto, as lenders (the “Lenders”) and Bank of America, N.A., as administrative agent and collateral agent (the “Agent).  Capitalized terms used here in but not defined herein shall have the meaning given such terms in the Credit Agreement as in effect on the date hereof.

The Lead Borrower has requested that the first sentence of Section 7.04 of the Credit Agreement be amended by deleting “(or agree to do any of the foregoing),” in its entirety.

By executing and returning to the Agent an executed copy of this letter (this “Amendment Letter”), the Borrowers and each of the undersigned Lenders, constituting at least the Required Lenders under the Credit Agreement, hereby consent and agree to amend the first sentence of Section 7.04 of the Credit Agreement by deleting “(or agree to do any of the foregoing),” in its entirety.

Except for the foregoing amendment, the Credit Agreement and each other Loan Document is hereby confirmed and ratified by the Borrowers in all respects and, in each case, shall remain in full force and effect according to its terms. Without limiting the generality of the foregoing, the execution of this Amendment Letter shall not constitute a novation, and the Security Documents and all of the Collateral described therein and Liens granted in favor of the Agent created thereunder do and shall continue to secure the payment of all Secured Obligations of the Loan Parties under the Loan Documents to the extent provided in the Security Documents and that all such Liens continue to be perfected as security for the Secured Obligations secured thereby.

Upon the execution and delivery hereof by the Borrowers and at least the Required Lenders, this letter agreement immediately shall become effective and shall constitute a “Loan Document” under and in accordance with the Credit Agreement.  Sections 10.10, 10.14 and 10.15 of the Credit Agreement are incorporated herein by reference as though set forth in their entirety herein.

[Signature page follows.]

Very truly yours,

BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent and Swing Line Lender

By:	/s/ Andrew Cerussi
Name:	Andrew Cerussi
Title:	Director

IN WITNESS WHEREOF, each of the undersigned parties hereto have caused this Amendment Letter to be duly executed and delivered by their authorized officers as of the day and year first above written.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Andrew Cerussi
Name:	Andrew Cerussi
Title:	Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Maggie Townsend
Name:	Maggie Townsend
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Hai Nguyen
Name:	Hai Nguyen
Title:	Authorized Officer

SUNTRUST BANK, as a Lender

By:	/s/ JC Fanning
Name:	JC Fanning
Title:	Vice President

CITIZENS BUSINESS CAPITAL, as a Lender

By:	/s/ William Boyle
Name:	William Boyle
Title:	Officer

REGIONS BANK, as a Lender

By:	/s/ Kevin R. Rogers
Name:	Kevin R. Rogers
Title:	Managing Director

TD BANK, N.A., as a Lender

By:	/s/ Edmundo Kahn
Name:	Edmundo Kahn
Title:	Vice-President

CAPITAL ONE, NATIONAL ASSOCIATION, as successor to CAPITAL ONE BUSINESS CREDIT CORP., as a Lender

By:	/s/ Donna Lubin
Name:	Donna Lubin
Title:	Director

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ryan Begley
Name:	Ryan Begley
Title:	Assistant Vice President

LEAD BORROWER:

BARNES & NOBLE, INC.

By:	/s/ Allen Lindstrom
Name:	Allen Lindstrom
Title:	CFO

BORROWERS:

BARNES & NOBLE BOOKSELLERS, INC. BARNES & NOBLE MARKETING SERVICES LLC BARNES & NOBLE PURCHASING, INC. BARNES & NOBLE SERVICES, INC. STERLING PUBLISHING CO., INC. NOOK DIGITAL, LLC

By:	/s/ Allen Lindstrom
Name:	Allen Lindstrom
Title:	CFO

BARNES & NOBLE CAFÉ, LLC

By:	/s/ Michael Rahn
Name:	Michael Rahn
Title:	VP, Retail Controller